

Avid Technology Q3 2016 Business Update

November 9, 2016



Introduction

Robert Roose
Director, Investor Relations

Non-GAAP & Operational Measures

The following Non-GAAP (Adjusted) Measures & Operational Measures will be used in the presentation:

Non-GAAP Measures

- Adjusted EBITDA
- Adjusted Free Cash Flow
- Non-GAAP Revenue
- Non-GAAP Operating Income (loss)
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses

Operational Measures

- Bookings, Marketed Bookings, Recurring Revenue Bookings
- Revenue Backlog

These non-GAAP measures are defined in our Form 8-K filed today, and the non-GAAP measures are reconciled with GAAP measures in our press release tables as well as in the supplemental financial information available on ir.avid.com, which also includes definitions of our operational measures. Avid believes the non-GAAP financial measures and operational metrics provided in this release provide helpful information to investors with respect to evaluating the Company's performance.

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including projections and statements about our anticipated plans, objectives, expectations and intentions. Among other things, this presentation includes estimated results of operations for 2016, which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, anticipated market update of new products, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings. The projected future results of operations, and the other forward-looking statements in this presentation are based on current expectations as of the date of this presentation and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The guidance presented in this presentation is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the "Forward Looking Statements" section of our press release issued today as well as the Risk Factors and Forward-Looking Statements sections of the Company's 2015 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the SEC today. Copies of these filings are available from the SEC, the Avid Technology web site or the Company's Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of November 9, 2016, and Avid undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.



Business Update

Louis Hernandez, Jr.

Chairman, President and Chief Executive Officer

Q3 2016 Highlights

Q3 results mixed

- Non-GAAP Operating Expenses, Adjusted EBITDA and Adjusted Free Cash Flow in-line with guidance
- Storage product transition and enterprise market volatility impacted Revenue and Bookings
- $28 million sequential improvement in Adjusted Free Cash Flow

Strong trends in key growth initiatives

- Enterprise users of the MediaCentral platform up 43% year-over-year
- Paying individual, cloud-enabled subscribers up 2.9x year-over-year

Updating full year guidance

- Adjusting to reflect storage product transition and continued volatility in enterprise market

On track for completion of transformation in Q2 2017

- Transformation provides clearer, more predictable financial model

Platform investment accelerating shift to growth

- Launching full cloud-enabled versions of the MediaCentral platform and the entire Avid Everywhere suite of products
- Identified greater than $30 million of additional cost efficiencies

Comprehensive Global Distribution



Category-leading Brands

Pro Tools | Media Composer | iNEWS | Interplay | NEXIS

Leverage shared services MediaCentral™ platform



Common User Experience
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Workgroup Storage
Enterprise Storage
Nearline Storage
Common Services
Common Engines
Avid MediaCentral Platform

Add Avid and Alliance Partner apps to maximize lifetime value



Tier 1
Tier 2
Tier 3
$20B addressable
$8B addressable
Up Sell
Cross-Sell

$54B
Total Market

Market Expansion

Scalable up and down market through flexible pricing and deployment

New Revenue Streams

Opportunities for renewals, support and service add-ons

Lower Costs

Common platform designed to lower R&D costs and increase speed to market

Avid Everywhere Platform Making Progress in All Areas

Platform Adoption

40,000+ users

43% growth year over year

Vehicle for future cross-sales and maximizing lifetime value of customer

Subscribers and Digital Sales Surging

Paying subscribers 2.9X *from Q3' 15*

Digital sales up 50% *over Q3'15*

Recurring Revenue* Bookings Accelerating

39% of Q3 2016

43% of LTM Q3 2016

(28% in Q3'15 and 32% in LTM Q3'15)

Cost Efficiencies on Track

9% and 14% year-over-year reduction in Q3 GAAP and non-GAAP operating expense respectively

$67 million of annualized savings executed by end of Q3'16

* On constant $ basis

Storage Is a Key Performance Driver

While the transition of our storage product impacted timing of purchase decisions in Q3, storage is a strong driver of growth for Q4 and beyond

Transition of Storage

- April 2016: NEXIS for non-enterprise clients announced at NAB conference
- Existing enterprise customers deferred upgrades and renewals on existing product and new customers postponed investments until release of enterprise-class functionality
- September 2016: NEXIS enterprise offering released

Going Forward

- Strong customer interest and many active discussions with both new and existing customers
- Customers are not changing storage vendors
- Expect NEXIS sales to enterprise customers to drive strong quarter for storage
- Remain a couple of quarters behind initial plan
- No change to target market size expectations

Large Opportunities Available in Enterprise Market

Large enterprise deals represent attractive opportunities, but the enterprise market is subject to continued volatility

Transition of Enterprise

- Multiple enterprise deals signed in Q3
- MediaCentral Platform adoption continues to be very strong
- Seeing increasing interest from major media companies for long-term, enterprise-wide agreements
- Timing on large deals proving difficult to predict
- Identified adjustments required to optimize performance

Going Forward

- Remain well-positioned to win large enterprise deals
- Significantly risk-adjusting pipeline of large enterprise deals in Q4 guidance
- Focused on improving sales and operational processes to convert on large deal opportunities

Olympics Demonstrate the Power of Avid Everywhere

"The Avid MediaCentral Platform allows our team members in multiple locations to collaborate in real time, providing us with the capacity to create high-quality content quickly and efficiently."

Darryl Jefferson
VP of Post and Digital Workflow
NBC Sports and Olympics

- 2,000 hours of broadcast television across 11 networks
- 4,500 hours content produced for digital distribution, representing every single second of competition covered
- 1,800 TB of storage, which equals 8.5 years of video
- Hundreds of users across 11 locations on 2 continents using Avid MAM as the backbone

Enterprise Deals Validate Strategy

RTL Nederland

Continued expansion of the MediaCentral platform with full Avid news suite upgrade and extended support agreement

USAA

Expansion of content storage environment in support of their Avid production workflow; corporate video application of NEXIS storage platform

RTVE

Significant HD upgrade/expansion for news channel of RTVE, Spain's state-owned public broadcaster

dock10

Long-term enterprise software licensing and support agreement, and Avid's first Cloud Managed Services partner

First Avid Cloud Managed Services Partner

- An innovator in their field and one of Europe’s top media services providers
- Uses the Avid platform today to provide cutting-edge studio and post-production services at its MediaCityUK facility
- Deploying <u>cloud-enabled Avid platform</u> as the foundation to expand its offering through a hosted datacenter ‘hub and spoke’ model
- Underscores that Avid Everywhere is enabling exciting new possibilities for global media production and collaboration


CONNECT·CREATE·INNOVATE
dock10
BBC
MediaCityUK
TheStudios

Cloud ushers in the next phase of the Avid Everywhere™ strategy
Helping our clients address the media industry’s most critical challenges



Financial Results and Guidance

Ilan Sidi

Interim Chief Financial Officer and Vice President of Human Resources

Q3 Key Financial Metrics

($ in millions)	Q3'15	Q2'16	Q3'16	Q3 2016 Guidance Low	Q3 2016 Guidance High
Bookings – Constant $	$121.0	$106.7	$94.8	$105	$125
Bookings – Actual $	115.1	102.2	89.5	100	120
Non-GAAP Revenue	**137.4**	**134.4**	**119.0**	**120**	**135**
Non-GAAP Gross Margin	89.9	90.2	77.5		
% of Revenue	65.4%	67.1%	65.1%		
Non-GAAP Operating Expenses	68.2	64.6	58.4	57	62
Adjusted EBITDA	25.0	29.4	22.9	21	29
Adjusted Free Cash Flow	**$(10.6)**	**$(30.2)**	**$(2.6)**	**$(8)**	**$5**

- Bookings impacted by storage product transition and enterprise deal volatility
- Revenue impacted by lower storage bookings and mix shift to bookings for recurring revenue
- Normalized for pre-2011 revenue amortization, gross margin would have improved by 180 bps year-on-year
- Operating Expenses down nearly $10 million YoY with continued effect of cost efficiency program
- Adjusted EBITDA reflects revenue close to range, relatively strong gross margin as % revenue and low operating expense
- Adjusted Free Cash Flow had strong sequential improvement

Strong sequential improvement in adjusted FCF and operating expenses down $10 million YoY

2016 Efficiency Gains on Track; More Opportunity Identified

Annualized Savings


($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$76 million Savings
$67 million Savings
End Q3
$57 million Savings
End Q2

Note: Savings measured from mid-2015 spending run-rate.

Non-GAAP Operating Expense (Actual $M)


$75
$70
$65
$60
$55
$50
Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16
Q3'16
$58M

- On-track for $76 million of annualized cost savings
  - Improved time-to-market, service and delivery

- Additional >$30 million of cost savings opportunity as we move into 2017
  - Increased benefits of the shared services platform approach

Key Balance Sheet Metrics

($ in millions)

	Q3'15	Q216	Q3'16
Reported Cash	22.0	50.4	47.7
Accounts Receivable	57.0	44.8	40.9
DSO	37	30	31
Net Inventory	48.8	53.9	55.6
Turns	4.3	3.6	3.2
Deferred Revenue	364.5	267.2	240.0
Backlog*	148.8	197.6	197.2
Total Revenue Backlog	513.3	464.7	437.2
Long Term Debt	94.6	187.8	188.3

- Liquidity of $53 million as of September 30, 2016 and in compliance with bank covenants
- Accounts receivable down reflecting sequential improvement in collections
- Inventory positioned for Q4 Storage and Consoles sales
- Backlog reflects large enterprise deals and increased bookings related to recurring revenue

Q4 2016 Guidance

($ in millions)	Q4'15	Q3'16	Q4 2016 Guidance Low	Q4 2016 Guidance High
Bookings – Constant $	$201	$95	$115	$145
Bookings – Actual $	193	90	107	137
Non-GAAP Revenue	**140**	**119**	**105**	**120**
Non-GAAP Operating Expenses	71	58	56	62
Adjusted EBITDA	**17**	**23**	**9**	**16**
Adjusted Free Cash Flow	**$2**	**($3)**	**($5)**	**$5**

- Expect sequential improvement in bookings with recovery in storage bookings; guidance assumes limited number of large enterprise deals
- Revenue will continue to be impacted by lower amortization of pre-2011 revenue and Pro Tools revenue adjustment
- Continued cost efficiency execution allows operating expense to be relatively flat sequentially in the fourth quarter

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the Safe Harbor Statement on slide 4 of this presentation.

2016 Full Year Guidance Updated

($ in millions)		2016 Full Year Guidance	
	2015	Low	High
Bookings – Constant $	$562	$415	$445
Bookings – Actual $	538	391	421
Non-GAAP Revenue	**506**	**502**	**517**
Non-GAAP Operating Expenses	272	247	253
Adjusted EBITDA	**55**	**100**	**107**
Adjusted Free Cash Flow	**$(35)**	**$(47)**	**$(37)**

- Full year guidance updated to reflect storage product transition and continued volatility in enterprise market
- More heavily risk-adjusting the timing of enterprise deals
- Cost efficiency program remains on track and is reflected in guidance
- Cash reflects lower storage bookings and risk adjustment for enterprise deals

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the Safe Harbor Statement on slide 4 of this presentation.



Closing Remarks

Louis Hernandez, Jr.

Chairman, President and Chief Executive Officer

Areas of Focus for Balance of Year



- ✓ Continue momentum in growth areas
  - MediaCentral Platform
  - Cloud-Enabled Subscriptions
  - Digital Channel
- ✓ Continue efficiency program execution



- ✓ Aggressive execution in key markets
  - Capitalize on recently launched enterprise functionality for the new NEXIS storage product line to drive growth
  - Evolve go-to-market approach and enhance offering to more effectively pursue larger opportunities with Enterprise clients

Transformation on Track for Completion by Q2 2017

The end of the transformation is expected to be tied to three events:

Completion of roll-off of non-marketed products	Completion of the defined cost optimization projects	End of amortization of pre-2011 deferred revenue in all material respects
End of 2015	2nd Half of 2016	2nd Quarter of 2017

$67M of the $76M efficiency program executed through Q3 2016

$30M+ of additional efficiency opportunities as we move into 2017

Growing adoption of our platform approach enables us to implement a more efficient operating model

Avid Everywhere in the Cloud – Shift to Growth

Industry is shifting to Avid Everywhere Vision – Global Collaborative Network

- ☑ Launched cloud-enabled subscription versions of Artist Suite applications
  - Massive growth of subscribers – 2.9x YoY increase, with mostly new users
- ☑ First Cloud Managed Services Partner Announced in September
  - Holding many other discussions with customers and partners
- ☑ Demonstrated hosted MediaCentral Platform at IBC conference
  - Overwhelming response from customers and partners


Avid MediaCentral Platform
Common User Experience
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Telestration
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Small Workgroup Storage
Facility Class Storage
Enterprise Class Storage
Common Services
Common Engines

Q3 2016 Highlights

Q3 results mixed

- Non-GAAP Operating Expenses, Adjusted EBITDA and Adjusted Free Cash Flow in-line with guidance
- Storage product transition and enterprise market volatility impacted Revenue and Bookings
- $28 million sequential improvement in Adjusted Free Cash Flow

Strong trends in key growth initiatives

- Enterprise users of the MediaCentral platform up 43% year-over-year
- Paying individual, cloud-enabled subscribers up 2.9x year-over-year

Updating full year guidance

- Adjusting to reflect storage product transition and continued volatility in enterprise market

On track for completion of transformation in Q2 2017

- Transformation provides clearer, more predictable financial model

Platform investment accelerating shift to growth

- Launching full cloud-enabled versions of the MediaCentral platform and the entire Avid Everywhere suite of products
- Identified greater than $30 million of additional cost efficiencies



Questions and Answers

Reconciliations of GAAP to Non-GAAP Financial Measures

(unaudited - in thousands)

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Non-GAAP revenue				
GAAP revenue	$ 119,019	$ 137,436	$ 396,635	$ 366,789
Amortization of acquired deferred revenue	-	-	594	-
Non-GAAP revenue	119,019	137,436	397,229	366,789
Non-GAAP gross profit				
GAAP gross profit	75,391	87,814	263,254	226,206
Amortization of acquired deferred revenue	-	-	594	-
Amortization of intangible assets	1,950	1,950	5,850	2,113
Stock-based compensation	157	183	488	652
Non-GAAP gross profit	77,498	89,947	270,186	228,971
Non-GAAP operating expenses				
GAAP operating expenses	66,887	73,409	210,190	218,881
Less Amortization of intangible assets	(567)	(786)	(2,135)	(1,568)
Less Stock-based compensation	(1,571)	(2,206)	(5,628)	(7,080)
Less Restructuring costs, net	(5,314)	-	(7,878)	(539)
Less Restatement costs	(38)	(287)	(186)	(988)
Less Acquisition, integration and other recoveries (costs)	336	(1,965)	(458)	(7,640)
Less Efficiency program costs	(1,338)	-	(3,338)	-
Non-GAAP operating expenses	58,395	68,165	190,567	201,066
Non-GAAP operating income				
GAAP operating income	8,504	14,405	53,064	7,325
Amortization of acquired deferred revenue	-	-	594	-
Amortization of intangible assets	2,517	2,736	7,985	3,681
Stock-based compensation	1,728	2,389	6,116	7,732
Restructuring costs, net	5,314	-	7,878	539
Restatement costs	38	287	186	988
Acquisition, integration and other (recoveries) costs	(336)	1,965	458	7,640
Efficiency program costs	1,338	-	3,338	-
Non-GAAP operating income	19,103	21,782	79,619	27,905
Adjusted EBITDA				
Non-GAAP operating income (from above)	19,103	21,782	79,619	27,905
Depreciation	3,762	3,168	11,184	10,257
Adjusted EBITDA	22,865	24,950	90,803	38,162
Adjusted free cash flow				
GAAP net cash used in operating activities	(3,909)	(9,873)	(48,925)	(36,087)
Capital expenditures	(2,360)	(4,368)	(9,681)	(11,110)
Restructuring payments	1,496	316	8,981	1,052
Restatement payments	-	-	-	3,624
Acquisition, integration and other payments	196	3,368	1,817	4,958
Efficiency program payments	1,947	-	5,530	-
Adjusted free cash flow	$ (2,630)	$ (10,557)	$ (42,278)	$ (37,563)

These non-GAAP measures reflect how Avid manages its businesses internally. Avid's non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.